Exhibit 99.2

Noble Drilling Announces Combination with Pacific Trusted Partner Company Presentation | 25 March 2021

Transaction Overview [Graphic Appears Here] Summary ï,§ All- stock transaction Transaction Structure     ï,§ Pacific Drilling (“PACD”) to receive 16.6 mm newly-issued Noble Corporation (“Noble”) shares Pro-Forma ï,§ Noble shareholders: 75.1% Ownership(1) ï,§ PACD shareholders: 24.9% Leadership and ï,§ Noble’s board of directors and senior executive leadership will continue Governance     Key Approvals / Closing ï,§ Already approved by majority of PACD shareholders Conditions ï,§ Customary closing conditions Financing / Capital ï,§ PACD to be acquired on a debt-free basis Structure ï,§ Noble to receive PACD cash balance at closing Timeline ï,§ Targeted closing: April 2021 (1): Ownership is calculated using 50mm shares for Noble. Share count excludes dilution from outstanding Noble warrant tranch es and MIP.

Strong Strategic Rationale [Graphic Appears Here] 1 High specification UDW drillship fleet 2 Shared culture of safety and operational excellence 3 Expands customer relationships and geographic footprint 4 Ability to integrate quickly and realize meaningful cost synergies 5 Strengthens balance sheet

High Specification UDW Drillship Fleet Pacific Drilling Fleet Overview 7th Generation Drillships 6th Generation Drillships Rig Name Khamsin Sharav Meltem Santa Ana Scirocco Rig Design Samsung 12,000 Samsung 10,000 Year In Service 2013 2014 2014 2011 2011 Max Water Depth –ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ 12,000 ft Main Hookload – 2,000,000 lbs 2,500,000 lbsïƒ¼ïƒ¼ïƒ¼ Dual BOPïƒ¼ïƒ¼ïƒ¼ Dual BOP capable Dual Activity ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ Customer(1) Note: Excludes Bora and Mistral 4 (1): Currently (or will be) under contract

Ability Committed to Realize to Capital Meaningful Discipline Synergies; Noble [Graphic Appears Here] Expect to realize at least $30 million of annual pre-tax cost synergies 1 • Ability to integrate Pacific Drilling assets into Noble quickly; run rate achieved by end of 2021 Capex synergies given the complementary nature of the two drillship fleets 2 • Sharing of capital spares / efficiencies gained through improved inventory management The Bora and Mistral will be divested quickly to eliminate stacking costs 3 • Represents over $10 million per year at current run rate

Rig Demand Expected to Bottom in 2021

Historical and Estimated Floater Demand Historical and Estimated Jack-up Demand

Rig years Rig years

190 360

180

350

+38

170

340 338 160 155

+38 330

150 324 140 321 140 320 318 314 130 129 124 308 120 120 310 307 120 111 300 109 110 300 296 110 102 291

0 0

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Source: Rystad Energy UCube; Rystad Energy research and analysis

Number of rigs operated will exceed number of rig years of demand 6

The Noble Platform

Unique Investment Opportunity and Timing

[Graphic Appears Here]

[Graphic Appears Here]

1 Premium fleet of 24 offshore drilling rigs (1)

2 Strategic and diverse customer relationships supported by strong backlog

3 Unwavering commitment to safety and operational excellence

4 Cash flow focused

5 Strong, resilient and flexible balance sheet

6 Ideal platform to capture value in a changing offshore drilling landscape

(1): Pro Forma for the Pacific Drilling fleet

High Specification Fleet

The Noble Fleet

(7) 7G Floaters (4) 6G Floaters (9) High-Spec Jack-Ups (“HS JU”) (1) Ultra HS JU

ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼

ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼

(2) Premium Jackups

ïƒ¼ïƒ¼ïƒ¼ïƒ¼ïƒ¼

(1) Semisubmersible

ïƒ¼ïƒ¼

ïƒ¼ Contract / future contract

ïƒ¼ Young fleet (average fleet age of 8 years)ïƒ¼ Strategically positionedïƒ¼ Technically advanced ïƒ¼ Strong contract coverage

Note: Pro Forma for the Pacific Drilling fleet

Strong Customer Relationships, Diverse Footprint

Expanding Existing Geographical Footprint and Customer Roster

Noble Floaters

Noble Jack-ups

Region US GOM Region North Sea

Select Customers

Select

Customers

5

Noble Floaters

Region Malaysia

Pacific Drilling

US GOM / Mexico Select Region Customers

2 2

Select 5 Noble Jack-ups

Customers 2

1

1 Region Far East / Australia

1

Noble Jack-ups 4 Select

Customers Region Trinidad & Tobago

Select Customers

1

Noble Floaters Pacific Drilling Noble Jack-ups

Region Guyana / Suriname Region West Africa Region Middle East

Select Select Select Customers Customers Customers

Noble Floaters Noble Jack-ups Pacific Drilling Pacific Drilling Stacked

Note: Pro Forma for the Pacific Drilling fleet, Excludes Bora and Mistral

Acquisition Enhances Already Strong Backlog Position and Strategic Customer Relationships

Revenue Backlog By Contractor


$b
Transocean
$10.2
Seadrill
$1.9
NOBLE
$1.7
MAERSK DRILLING
$1.3
VALARIS
$1.2
DIAMOND OFFSHORE
$1.2
Pacific Drilling

$1.7b of revenue backlog with blue chip customers such as Exxon, Shell, Equinor and Saudi Aramco

Pacific Drilling's Customer History


Rig Years
CARIGALI
eni
3%
7%
PETROBRAS
10%
20%
60%
Chevron
TOTAL

Combination with Pacific Drilling enhances relationships with customers with significant drillship demand

Note: Noble backlog as of emergence date, backlog for other companies as of latest company fillings. Pro Forma for the Pacific Drilling fleet, and Pacific Drilling customer history is sourced for all rig years worked from IHS Rigbase.

11

Track Record for Beating the Market

Jack-Up & Modern Drillship Contract Awards & Utilization

Noble Competitors % Noble % Competitors

4 500 100

2% 90

4 000

3%

80

3 500

7%

70

3 000

(months) 60 Total

2 500 d 6%

Fixe 50

2 000 10% Utilization Term 40

3% (%) Contract 1 500 30 12%

1 000

20

500 10

0 0 2014 2015 2016 2017 2018 2019 2020

Noble Ownership of

Global Rig Fleet 5%                 4%                 4%                4%                4%                 4%                 4%

89% Noble fleet utilization vs. 65% competitor utilization in 2014-2020

Note: Average total utilization for all jack-ups excluding owner operated, and those rigs working in China and Iran and 6th and 7th generation drillships. Contract term fixed includes only new, mutually agreed contracts, excluding owner operated, Iranian & Chinese fixtures 12

Culture of Operational Excellence

[Graphic Appears Here]

Key Drivers

Invest in our people

Relationship driven

Core Values

• Honesty and Integrity

• Safety

• Environmental Stewardship

• Respect

• Performance Problem solvers

Committed and accountable

ïƒ¼Top Quartile Utilizationïƒ¼Best in class cost efficiency

ïƒ¼ Zero Process Safety Events in 2020ïƒ¼Top Quartile Subsea Downtimeïƒ¼2020 LTI Freeïƒ¼Long Term Customer Partnerships

13

Cash Flow Focused [Graphic Appears Here] Disciplined Disciplined Reduced Improved Capital Reduced Rig Operating Approach to Fleet Approach to Shorebased Costs Structure Mgmt Bidding ïƒ¼ Reduced labor costs through standard manning and nationalization ïƒ¼ Improved inventory management and realized maintenance program efficiencies ïƒ¼ Centralized support functions ïƒ¼ Significantly rationalized onshore resources ïƒ¼ Dispose of rigs to eliminate stacking costs when rig has unfavorable outlook ïƒ¼ Continue to evaluate new tenders based on “fully burdened” costs ïƒ¼ Appropriately highlight the value of Noble’s assets, people and brand ïƒ¼ Meaningfully reduced interest expense ïƒ¼ Appropriately priced liquidity through new credit facility Noble is laser focused on cost structure optimization 14

Meaningful Reduction in “Fully Burdened” Breakeven Dayrate


“Fully Burdened” Breakeven Dayrate
Drillship
$k/day
~35% reduction
Sub $200k
2 Years Ago
Current
Jack-up (JU-3000N)
$k/day
~35% reduction
Sub $100k
2 Years Ago
Current

- ✓ **“Fully Burdened” includes all direct costs and allocations of indirect costs (all of Noble’s indirect costs are allocated to rigs)**
- ✓ **Includes handrail costs, capex, downtime, and allocations for shorebased burden, interest expense and cash taxes**

Note: Allocations based on expected operating days for 2021, including a higher allocation for a Drillship than a Jackup.

15

Strong Balance Sheet and Ample Liquidity [Graphic Appears Here] Best-in-Class Balance Sheet with M&A Flexibility Strong balance sheet supported by significant liquidity position Pacific Drilling assets are being acquired on a debt-free basis Noble to receive approximately $30 million in cash from PACD at closing (net of estimated transaction costs) Capital structure has built in flexibility to facilitate M&A Pacific Drilling will be in separate credit silo (1) Pro forma for PACD acquisition Pro Forma Capital Structure Highlights Total Debt (1) Total Liquidity (1) Sub $400 million $600+ million Backlog (1) First Debt Maturity $1.7 billion 2025 16

High Cash Generation Potential [Graphic Appears Here] Illustrative EBITDA generation from active fleet(1) Floater Dayrates $200k    $250k $300k Jackup Dayrates $75k $100k $125k Fleet Utilization 80% 90% 95% EBITDA ~$130mm ~$520mm ~$880mm (1): Annual EBITDA calculation for 11 active floaters (assumes 1 floater is stacked/scrapped) and 12 active jack-ups under Noble’s current cost structure. Noble Lloyd Noble dayrate is illustratively assumed at $300k for all cases. 17

Why Noble? Premium Fleet Operational Excellence Noble is the platform for investment in offshore Cash Flow Focused drilling Strong Balance Sheet Solid Backlog, Customers 18